UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2016

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3351 Michelson Drive, Suite 100

Irvine, CA 92612

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 2, 2016, Ingram Micro Inc. (“Ingram Micro”) announced that it has been informed by representatives of HNA Group and Tianjin Tianhai Investment Company, Ltd. (“Tianjin Tianhai”) that approval from China’s State Administration of Foreign Exchange (SAFE) has been obtained with regard to the equity portion of the aggregate merger consideration to be funded by Tianjin Tianhai in connection with the Agreement and Plan of Merger, dated as of February 17, 2016 (as amended on November 10, 2016), among Ingram Micro, Tianjin Tianhai and GCL Acquisition, Inc. The parties expect the merger to be completed on or about December 5, 2016 (subject to the satisfaction of the conditions to the closing that can only be satisfied at the closing).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INGRAM MICRO INC.
(Registrant)

Date: December 2, 2016	By:	/s/ Larry C. Boyd
Name: Larry C. Boyd
Title: Executive Vice President, Secretary and General Counsel